UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 12, 2007

ARKADOS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Old New Brunswick Road, Suite 202
Piscataway, NJ  08854
(Address of Principal Executive Offices)

(732) 465-9300
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2007, we entered into a Amendment Agreement with Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively “Gamma”), Andreas Typaldos, our Chairman, Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos, the wife of our Chairman, and Gennaro Vendome, (one of our directors), Crucian Transition, Inc., Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos Family Limited Partnership, a family partnership for which Renee Typaldos serves as sole managing partner, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider (collectively, the “Investors”).  The Amendment Agreement makes material changes to the Securities Purchase Agreements, 6% Secured Convertible Debentures due December 28, 2008 (“Debentures”) and other ancillary documents we executed in connection an aggregate of $8,428,461 of 6% debentures (the “Prior Debentures”) we sold to the Investors during the period from December 28, 2005 to May 31, 2007.  The Amendment is filed as an exhibit to this report.

The material changes made, at our request, to facilitate the possible private placement of equity securities to support our operations:

•	waive defaults which could occur if we don’t make an interest payment of approximately $230,000 due January 1, 2008 until the earlier of our completion of equity financing or March 3, 2008;

•
defer any request on the part of the Debenture holders, to require us to file a registration statement with under the Securities Act of 1933, as amended, within 45 days of the request until April 15, 2008;

•	waive pre-emptive rights with respect to the equity financing;

•
extends the maturity date of the Debentures six months to June 28, 2009 and converts the interest payment due January 1, 2008 into additional principal, if we complete an equity financing of $1.5 million on or before December 31, 2007; and

•
extends the maturity date of the Debentures an additional six months to December 28, 2009 and converts all interest payments into additional principal (as of the date such payment is due) if we complete equity financing of $2.0 million on or before March 3, 2008.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1
Amendment Agreement dated December 6, 2007 between Arkados Group, Inc., Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C), Cargo Holdings LLC, Crucian Transition, Inc., Pierce Diversified Strategy Master Fund, LLC – Series BUS, Andreas Typaldos Family Limited Partnership, Kathryn Typaldos, Herbert H. Sommer and Joel C. Schneider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

ARKADOS GROUP, INC.

Dated: December 12, 2007	By:	/s/ Barbara Kane-Burke
Barbara Kane-Burke
Chief Financial Officer